THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or
(201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to PFPC Inc. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 331-1710 or by writing The Japan Equity Fund, Inc., c/o PFPC Inc. P.O. Box 43027, Providence, RI 02940-3027.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                    May 26, 2003
DEAR SHAREHOLDERS:

    It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2003.

BACKGROUND

    The objective of the Fund is to outperform over the long-term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"). Stock selection in Japan is facilitated by the use of a value screen applied to all stocks listed on the First and Second Sections of the Tokyo Stock Exchange ("TSE"), the over-the-counter market in Japan and listed on other stock exchanges in Japan. The way in which the Fund seeks to meet its objective is to identify under-valued stocks by examining certain fundamental characteristics of stocks which are listed on the exchanges listed above. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. This method of stock selection results in a master list of 300 stocks (from a universe of 3,300 stocks) from which stocks are selected for the Fund in accordance with predetermined sector and size parameters.

MARKET REVIEW (NOVEMBER 2002 - APRIL 2003)

    During the six months ended April 30, 2003 the TOPIX declined by -7.62%. The main points in reviewing the market during this period were as follows:

    - November 02: The Nikkei 225 Index ("Nikkei 225") rebounded by 6.7%, recovering to the 9,000 level on November 28, 2002, while the TOPIX closed 3.5% higher. Early in the month, the market fell, dragged by some major banks and debt overhanging companies. However, toward the month end, the market regained lost ground because: (1) fears for an immediate nationalization of major banks retreated; (2) the U.S. stock market remained steady; and (3) foreign investors, who had sold Japanese stocks since June 2002, turned into net buyers later in the month.

    - December 02: The Nikkei 225 declined 6.9% to 8,578.95, while the TOPIX closed 5.5% lower at 843.29. The Nikkei 225 fell for nine straight days, the longest such losing streak in eleven years, while the TOPIX hit an 18-year low on December 16, 2002. Though there was no specific negative news on the fundamentals, profit-taking after a sharp rise in late November as well as selling pressure from individual investors dampened the market.

    - January 03: The Nikkei 225 declined 2.8% to 8339.94, while the TOPIX closed 2.6% lower at 821.18. Early in the month, massive foreign investor buying sent the market upward. However, the direction reversed thereafter due to: (1) the increase in selling pressure from financial institutions and corporate pension funds; and (2) the growing tension regarding a military conflict with Iraq, together with the weakness in the U.S. stock market.

    - February 03: Geopolitical risks (Iraq and North Korea) and the share liquidation by financial institutions forced the market to stay in a bottom area after testing the strong resistance of the Nikkei 225, at a level of 8800. February and the early part of March is a seasonal weak period even in the 1980's bull market years, due to institutional liquidation toward the fiscal year end. Geopolitical risks and plummeting bank shares made this seasonal weakness even more painful for this period.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    - March 03: The fall in share prices accelerated in March, on the back of sales to unwind cross shareholdings in the run-up to the closing of full-year accounts. Further, sales related to the return of the government portion of employee pension funds, and also the increasing lack of buyers due to the uncertainty over the Iraq situation, contributed with the market falling to new post-bubble lows. Although there was a rebound in share prices across the globe once the war in Iraq began, the upturn in Japan was muted due to the financial instability that had been triggered by the fall in share prices, as well as concerns over North Korea. During March, the average trading volume on the First Section of the TSE was 830 million shares, with an average trading value of Y570 billion.

    - April 03: April saw investors increasingly focus on low to mid-priced stocks as they avoided international blue chips, which were particularly affected by the return of the subrogated portion of employee pension funds to the government and also the U.S. economy, where the war in Iraq led to increasing uncertainty. Buyers continued to shy away, not only because of the lacking sense of urgency in government policy, nor the deterioration in supply/demand conditions caused by the return of the subrogated portion of pension funds, but also because investors took a wait-and-see attitude to corporate earnings announcements. As a result, the market remained on a downward trend, hitting new post-bubble lows toward the end of the month. During April, the average daily trading volume on the First Section of the TSE was 950 million shares, with an average trading value of Y590 billion.

      Toward the end of the month of April, expectations of government intervention to support stock prices declined, after Prime Minister Junichiro Koizumi stated his adherence to the path of structural reform, leading prices down to a new post-bubble low at one point. However, not only did factors that had deteriorated the supply/demand situation, such as the return of the government portion of pension funds, come to an end, and companies such as Canon and Nissan posted favorable earnings results, but there were also rises in U.S. markets. As a result, there were buy-backs of international blue chips and high-priced issues. There was also the buying of Softbank and other IT-related stocks, and the short-term trading in small and mid-cap issues also continued, where there were little concerns over supply/ demand. Nevertheless, Sony's announcement on April 24, that it projected falling sales and profits for fiscal year 2003, shook investor confidence in corporate earnings, bringing leading issues down. The market hit new post-bubble lows on April 25, 26, and 28. Bank stocks continued to be weak on the back of the severe earnings environment.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PERFORMANCE/ATTRIBUTION ANALYSIS

    Table 1. Performance in comparison with the benchmark (TOPIX), U.S. DOLLAR ("USD") BASE
--------------------------------------------------------------------------------

                                         AS OF APRIL 30, 2003
                                                 %
                                                   -------
Japan Equity Fund......................              -7.49
Benchmark (TOPIX)......................              -5.15
                                                   -------
Difference.............................              -2.34

    Table 2. Attribution Analysis Summary, JAPANESE YEN ("JPY") BASE
--------------------------------------------------------------------------------

                                         AS OF APRIL 30, 2003
                                               %
                                               -------
Japan Equity Fund......................          -9.85
Benchmark (TOPIX)......................          -7.62
                                               -------
Difference.............................          -2.23

ATTRIBUTION BREAKDOWN
---------------------------------------
Sector Selection.......................           0.29
Stock Selection........................          -2.58
Others.................................           0.06
                                               -------
Total..................................          -2.23

    Table 3. Attribution Analysis Breakdown, JPY base (November 2002 - April
2003)
--------------------------------------------------------------------------------

                                         PORTFOLIO MARKET           SECTOR    STOCK
                                         WEIGHT  WEIGHT            SELECTION SELECTION
                                         AVERAGE AVERAGE  DERIVE    EFFECT    EFFECT
                                          (%)     (%)    WEIGHTING   (%)       (%)
                                         ------  ------  --------  --------  --------
Technology.............................   18.07   15.67      Over     -0.09     -0.61
Automobile.............................   10.54   11.65     Under     -0.02     -0.19
Machinery..............................    6.06    3.31      Over      0.16      0.34
Pharmaceutical.........................    5.00    5.23     Under      0.03     -0.03
Personal Consumption...................   10.03   10.20     Under     -0.01     -0.70
Service/Media..........................    4.08    4.04      Over      0.04      0.02
Construction/Property..................    3.93    3.03      Over     -0.06     -0.26
Metal/Glass............................    4.96    4.54      Over      0.08     -0.60
Chemical/Textile.......................    8.83    7.61      Over     -0.01      0.27
Wholesale/Transportation...............    9.10    8.48      Over     -0.02      0.33
Finance................................    7.91   12.44     Under      0.60     -1.00
Telecom................................    8.03    8.15     Under     -0.05     -0.18
Public Utility.........................    3.45    5.66     Under     -0.36     -0.01
Total..................................  100.00  100.00     --         0.29     -2.58

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PERFORMANCE SUMMARY

    As shown in Table 1, the net asset value ("NAV") of the Fund decreased by -7.49% in USD terms during the six months from November 1, 2002 to April 30, 2003. Over the same period, the benchmark TOPIX lost -5.15 in USD terms.

    Our attribution analysis in JPY base (Table 2) indicates that the underperformance as much as -2.23% (-9.85% vs. -7.62%) during the period can be attributed to the negative effects from stock selection (-2.58%). On the other hand, sector selection showed a positive contribution (0.29%).

STOCK SELECTION

    The attribution analysis indicates that stocks held in Finance (-1.00%) and Personal Consumption (-0.70%) highly contributed to the negative performance.

SECTOR SELECTION

    The attribution analysis also shows that our underweight stance in Finance (7.91% vs. 12.44%)(0.60%) and overweight in Machinery (6.06% vs. 3.31%)(0.16%)
had a positive effect on the performance.

BACKGROUND OF NEGATIVE STOCK SELECTION EFFECT

    We would contend that the negative contribution result from stock selection was brought about by a strong outperformance of small-sized and lower quality/illiquid stocks, with higher credit-risks that are basically excluded from our investment universe. Stock prices have recently moved due to supply/demand reasons, ignoring fundamentals and valuations.

    We believe that the extension of TOPIX passive management by public pensions and the partial return of the pension management to the government (DAIKO HENJO) are having a relatively negative impact on large caps and a positive one on under-held small caps--especially illiquid ones.

    We sense that not just the "daiko henjo" effect but also speculation has returned to a low quality small-cap universe. The main reason for this in our view is that at the end of last year the second-tier types of stocks were trading at low valuations, which is why they are currently rebounding so strongly.

    We suspect that the outperformance of the "weakest" would stop once they are again valued in terms of price-earnings-ratio (PER), in line with the broader market. They have lower liquidity, return-on-equity (RoE), margins, and balance sheet quality than the average of the market and thus should rationally trade at a PER discount, in our perspective. While it is hard to predict the exact timing of the reversing of the current trend, we believe that fundamentals and valuations should reassert themselves sooner or later.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

OUTLOOK & STRATEGY

    The Japanese equity market failed to participate in the global equity market rally driven by the quick resolution to the war in Iraq and hope for a U.S. economic recovery. Together with SARS-affected markets such as Hong Kong and Taiwan, the Japanese market competed for the bottom in April performance. Underperformance of the Japanese stock market is essentially attributed to the following two factors:

    (1) Extra selling pressure associated with 'DAIKO HENJO'. Corporate liquidation of Japanese shares for daiko henjo is estimated to have reached Y1-2 trillion so far this year, which created selling pressure on institutional favorites including international blue chips such as Toyota and Takeda Chemical. Speculators took advantage of this situation by shorting these stocks in the last couple of months.

    (2) Continued weakness of bank shares. Bank financing of Y2 trillion including Y1 convertible preferred shares issued by Mizuho in March continued to pull down common share prices, as buyers of these Mizuho preferred shares, corporations, might have been selling their holdings of common shares. The conversion ratio of Mizuho preferred shares should be decided by late June. The lower Mizuho share price declines, the more shares convertible preferred buyers can get. The outcome of the Financial Service Agency ("FSA") special inspection was announced in late April, which required additional credit costs of Y1.3 trillion. Bank shares continued to plummet in April, reflecting more technical factors rather than fundamentals such as a banking crisis.

    Mid and small-cap stocks performed well, while large-cap stocks sank to new lows due to the fear of DAIKO HENJO liquidation. A reverse two-tier market persisted so far this year. General market sentiment has not been so bad as the Nikkei 225 indicated. In April, the TSE Second Section and OTC indices recorded new highs this year, while the Nikkei 225 sank to a new low. We are seeing the market of stocks rather than the actual stock market.

    We think the market represented by the Nikkei 225, TOPIX and Morgan Stanley Capital International (MSCI) Japan Index with strong large-cap influence will hit a bottom in the current quarter, although we do not have strong conviction that the market hit the historic bottom (not a bottom) in April, due to lack of capitulation with huge volume. There are a few reasons to be optimistic:

    (1) Geopolitical risks have been reduced by the relatively quick resolution of the war in Iraq. Although the North Korean problem remains unresolved, the issue has less significance in the global economic outlook with no fear of energy supply. SARS is having an impact on regional economies. Although reaction and countermeasures taken by the governments, businesses and people might have further negative impact on regional economies in the short term, the epidemic will eventually be contained.

    (2) DAIKO HENJO liquidation with further potential selling of Y2-3 trillion will peak in the current quarter. Stock market support measures such as deregulation on corporate share buy-backs and easy use of the share purchase organization are now under discussion. Corporations are now announcing share buy-back plans, which will be implemented after shareholders' meetings in June. Corporations have abundant cash flow.

    (3) With exception of Sony, corporate earnings announcements and guidance by major companies were in line or slightly better than expected, although bottom line earnings were affected by huge losses from

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
        mark-to-market evaluation of share holdings. Unless we see a double dip in the global economy led by the U.S., positive earnings growth for the year ending March 2004 will be achieved. However, the driver of profit growth will continue to be cost cutting and restructuring rather than top line growth.

    Due to fear of pension fund liquidation, large-cap stocks seem to be oversold and we have started to see more values in large-cap stocks rather than mid and small-cap stocks. Thus, we intend to maintain our overweight in large-cap value stocks with high beta. By sectors, we maintain a rather neutral stance at this point with modest underweight in defensive sectors such as pharmaceuticals and utilities and substantial underweight in bank stocks.

FUND PERFORMANCE

    As of April 30, 2003, the Fund's net assets were approximately
$45.5 million, which represents a NAV of $4.20 per share. The return on the Fund's net assets was -7.49% since the Fund's fiscal year ended on October 31, 2002. Over the same period, the benchmark TOPIX return was -5.15%, as measured in U.S. Dollars.

    The change in NAV in U.S. Dollars depends on several factors such as:
(1) the percentage change in the benchmark during the period; (2) the over- or under-performance of the Fund's portfolio, after expenses, relative to the benchmark; and (3) the change in the Japanese Yen/U.S. Dollar exchange rate.

    Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we place a priority on evaluation of the top management, and its commitment to enhance shareholders' value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its benchmark. Rather, its goal is to outperform the benchmark, while staying fully invested. Specifically, the goal is to hold no more than 5% in cash. On April 30, 2003, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 98.46%, while short-term investments and other net assets represented 1.54%.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 27 different industries. The Fund had relatively large weightings in Electric Appliances (17.81% of net assets), Transportation Equipment (10.39%) and Communication (7.93%).

    During the six months ended April 30, 2003, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $4.02 per share on March 11, 2003 to a high of $4.98 on December 2, 2002. The Fund's NYSE market price closed at $4.45 per share on April 30, 2003.

    The NYSE trading price in relation to the Fund's NAV per share, as measured by the weekly closing prices during the six months ended April 30, 2003 ranged from a discount of 6.71% on December 19, 2002 to a premium of 4.81% on April 17, 2003, and ended the period at a premium of 5.95%.

    The Fund has not invested in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa possesses 28 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of 14 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

    We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Hiroshi Kimura                    /s/ Shunsuke Ichijo
HIROSHI KIMURA                        SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                 PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS--98.46%
--------------------------------------------------------------------------------


 SHARES                                                 VALUE
---------                                            -----------
BANKS--2.78%
     252   Mitsubishi Tokyo Financial Group
            Inc. ..................................  $   852,021
 145,000   The Sumitomo Trust & Banking Co.,
            Ltd. ..................................      410,160
                                                     -----------
                                                       1,262,181
                                                     -----------
CHEMICALS--5.87%
 190,000   Asahi Kasei Corp. ......................      516,780
  28,000   Kao Corp. ..............................      509,666
 120,000   Mitsui Chemicals Inc. ..................      487,070
  20,000   Nifco Inc. .............................      215,583
  31,500   Shin-Etsu Chemical Co., Ltd. ...........      941,125
                                                     -----------
                                                       2,670,224
                                                     -----------
COMMERCE--0.99%
  60,000   Canon Sales Co., Inc. ..................      448,406
                                                     -----------
COMMUNICATION--7.93%
     130   KDDI Corp. .............................      393,841
     400   NTT Corp. ..............................    1,399,280
     880   NTT DoCoMo, Inc. .......................    1,811,700
                                                     -----------
                                                       3,604,821
                                                     -----------
CONSTRUCTION--1.65%
  65,000   Daiwa House Industry Co., Ltd. .........      391,665
 100,000   Kajima Corp. ...........................      212,570
  40,000   Nippon Comsys Corp. ....................      144,280
                                                     -----------
                                                         748,515
                                                     -----------
ELECTRIC APPLIANCES--17.81%
  19,000   Canon Inc. .............................      766,424
 125,000   Casio Computer Co., Ltd. ...............      758,432
  22,500   Fanuc Ltd. .............................      918,905


 SHARES                                                VALUE
---------                                            -----------
  20,700   Kyocera Corp. ..........................  $ 1,008,235
 136,000   Matsushita Electric Industrial Co.,
            Ltd. ..................................    1,081,262
 180,000   Matsushita Electric Works, Ltd. ........      941,501
   3,700   Rohm Co., Ltd. .........................      380,559
  90,000   Sharp Corp. ............................      941,501
  22,100   Sony Corp. .............................      536,363
 247,000   Toshiba Corp. ..........................      657,344
  15,000   Yokogawa Electric Corp. ................      106,704
                                                     -----------
                                                       8,097,230
                                                     -----------
ELECTRIC POWER & GAS--3.39%
  30,000   Kansai Electric Power Co., Inc. ........      500,879
 320,000   Tokyo Gas Co., Inc. ....................    1,039,083
                                                     -----------
                                                       1,539,962
                                                     -----------
FOODS--1.11%
  16,000   Ajinomoto Co., Inc. ....................      162,022
  23,300   Katokichi Co., Ltd. ....................      341,632
                                                     -----------
                                                         503,654
                                                     -----------
GLASS & CERAMIC PRODUCTS--1.54%
 132,000   Asahi Glass Co., Ltd. ..................      701,481
                                                     -----------
INSURANCE--0.43%
      30   Millea Holdings Inc. ...................      194,326
                                                     -----------
IRON & STEEL--2.09%
 520,000   Nippon Steel Corp. .....................      578,793
 108,700   Tokyo Steel Manufacturing Co., Ltd. ....      371,157
                                                     -----------
                                                         949,950
                                                     -----------
LAND TRANSPORTATION--3.49%
     200   East Japan Railway Co. .................      903,841

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

 SHARES                                                VALUE
---------                                            -----------
LAND TRANSPORTATION (CONCLUDED)
  61,000   Yamato Transport Co., Ltd. .............  $   681,011
                                                     -----------
                                                       1,584,852
                                                     -----------
MACHINERY--5.96%
 215,000   Komatsu Ltd. ...........................      818,688
 270,000   Mitsubishi Heavy Industries, Ltd. ......      598,795
 310,000   NSK Ltd. ...............................      825,006
  50,700   THK Co., Ltd. ..........................      466,734
                                                     -----------
                                                       2,709,223
                                                     -----------
MARINE TRANSPORTATION--0.87%
 152,000   Mitsui O.S.K. Lines, Ltd. ..............      396,887
                                                     -----------
METAL PRODUCTS--1.24%
  53,000   Tostem Inax Holding Corp. ..............      564,198
                                                     -----------
OTHER FINANCING BUSINESS--1.98%
  71,400   Hitachi Capital Corp. ..................      717,645
   4,000   Orix Corp. .............................      182,442
                                                     -----------
                                                         900,087
                                                     -----------
OTHER PRODUCTS--2.87%
 206,000   Toppan Printing Co., Ltd. ..............    1,303,339
                                                     -----------
PHARMACEUTICAL--4.92%
  34,400   Sankyo Co., Ltd. .......................      497,474
  35,000   Takeda Chemical Industries, Ltd. .......    1,280,023
  70,000   Tanabe Seiyaku Co., Ltd. ...............      459,285
                                                     -----------
                                                       2,236,782
                                                     -----------
PULP & PAPER--0.41%
  50,000   Oji Paper Co., Ltd. ....................      188,719
                                                     -----------
REAL ESTATE--2.23%
 189,000   Mitsui Fudosan Co., Ltd. ...............    1,015,466
                                                     -----------


 SHARES                                                VALUE
---------                                            -----------
RETAIL TRADE--5.90%
  42,000   Ito-Yokado Co. Ltd. ....................  $   985,940
 108,000   Marui Co., Ltd. ........................      897,515
   5,000   Nitori Co., Ltd. .......................      217,173
  69,000   Uny Co., Ltd. ..........................      582,651
                                                     -----------
                                                       2,683,279
                                                     -----------
SECURITIES--2.56%
 118,000   Nomura Holdings Inc. ...................    1,166,273
                                                     -----------
SERVICES--4.04%
   2,760   Nippon Television Network Corp. ........      282,260
   1,600   OBIC Co., Ltd. .........................      243,702
   9,000   Secom Co., Ltd. ........................      209,390
     158   The Goodwill Group, Inc. ...............      572,550
  45,000   Tokyo Broadcasting System, Inc. ........      526,864
                                                     -----------
                                                       1,834,766
                                                     -----------
TEXTILE & APPAREL--2.40%
  95,000   Kuraray Co., Ltd. ......................      539,041
  77,000   Onward Kashiyma Co., Ltd. ..............      552,255
                                                     -----------
                                                       1,091,296
                                                     -----------
TRANSPORTATION EQUIPMENT--10.39%
  55,000   Denso Corp. ............................      782,492
  20,000   Honda Motor Co., Ltd. ..................      661,143
  25,600   Shimano Inc. ...........................      405,564
  73,800   Toyota Industries Corp. ................    1,090,108
  79,000   Toyota Motor Corp. .....................    1,785,087
                                                     -----------
                                                       4,724,394
                                                     -----------
WAREHOUSING--1.25%
 100,000   Mitsubishi Logistics Corp. .............      568,248
                                                     -----------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------


 SHARES                                                 VALUE
---------                                            -----------
WHOLESALE TRADE--2.36%
  15,000   Autobacs Seven Co., Ltd. ...............  $   298,142
  98,000   Mitsubishi Corp. .......................      581,488
  28,600   Ryoyo Electro Corp. ....................      194,831
                                                     -----------
                                                       1,074,461
                                                     -----------
Total Common Stocks
  (Cost--$58,589,589) .............................   44,763,020
                                                     -----------
----------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.32%
----------------------------------------------------------------
PRINCIPAL
 AMOUNT
 (000)
---------
U.S. DOLLAR TIME DEPOSIT--0.32%
    $148   Bank of New York Time
            Deposit, 0.10%,
            due 5/1/03
            (Cost--$148,017) ......................      148,017
                                                     -----------
Total Investments--98.78%
  (Cost--$58,737,606) .............................   44,911,037
                                                     -----------

Other assets less liabilities--1.22% ..............      553,870
                                                     -----------

NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to $4.20
  per share) 100.00% ..............................  $45,464,907
                                                     ===========

-------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2003
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Electric Appliances ...............    17.81%
Transportation Equipment ..........    10.39
Communication .....................     7.93
Machinery .........................     5.96
Retail Trade ......................     5.90
Chemicals .........................     5.87
Pharmaceutical ....................     4.92
Services ..........................     4.04
Land Transportation ...............     3.49
Electric Power & Gas ..............     3.39

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 2003
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
NTT DoCoMo, Inc. ..................     3.98%
Toyota Motor Corp. ................     3.93
NTT Corp. .........................     3.08
Toppan Printing Co., Ltd. .........     2.87
Takeda Chemical Industries,
 Ltd. .............................     2.82
Nomura Holdings Inc. ..............     2.56
Toyota Industries Corp. ...........     2.40
Matsushita Electric Industrial Co.,
 Ltd. .............................     2.38
Tokyo Gas Co., Inc. ...............     2.29
Mitsui Fudosan Co., Ltd. ..........     2.23

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value (cost--$58,737,606)....    $ 44,911,037
  Cash denominated in foreign currency (cost--$542,024).....         545,606
  Receivable for securities sold............................         151,579
  Interest and dividends receivable.........................         267,061
  Prepaid expenses..........................................          18,639
                                                                ------------
    Total assets............................................      45,893,922
                                                                ------------
LIABILITIES
  Payable for securities purchased..........................         314,143
  Accrued expenses and other liabilities....................         114,872
                                                                ------------
    Total liabilities.......................................         429,015
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share; total 30,000,000 shares authorized; 10,815,688 shares issued and
   outstanding..............................................         108,157
  Paid-in capital in excess of par value....................     107,282,946
  Accumulated net investment loss...........................        (103,052)
  Accumulated net realized loss on investments..............     (48,002,267)
  Net unrealized depreciation on investments and other
   assets and liabilities denominated in foreign currency...     (13,820,877)
                                                                ------------
    Net assets applicable to shares outstanding.............    $ 45,464,907
                                                                ============
        NET ASSET VALUE PER SHARE...........................    $       4.20
                                                                ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of $33,480)...........    $    293,504
  Interest..................................................              60
                                                                ------------
    Total investment income.................................         293,564
                                                                ------------
EXPENSES:
  Investment management fee.................................         116,150
  Administration fee........................................          60,000
  Legal fees and expenses...................................          44,753
  Custodian fees and expenses...............................          39,209
  Audit and tax services....................................          35,208
  Reports and notices to shareholders.......................          26,281
  Insurance expense.........................................          18,495
  Directors' fees and expenses..............................          14,876
  Transfer agency fee and expenses..........................           7,935
  Other.....................................................          33,709
                                                                ------------
    Total expenses..........................................         396,616
                                                                ------------
NET INVESTMENT LOSS.........................................        (103,052)
                                                                ------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES AND
 FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on investments........................      (5,114,179)
  Net realized foreign currency transaction gains...........          25,120
  Net change in unrealized appreciation (depreciation) on
   investments in equity securities.........................       1,547,539
  Net change in unrealized appreciation (depreciation) on
   assets and liabilities denominated in foreign currency...           3,208
                                                                ------------
Net realized and unrealized losses from investment
 activities and foreign currency
 transactions...............................................      (3,538,312)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ (3,641,364)
                                                                ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX
                                                                    MONTHS
                                                                    ENDED           FOR THE YEAR
                                                                APRIL 30, 2003         ENDED
                                                                 (UNAUDITED)      OCTOBER 31, 2002
                                                                --------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss.......................................    $     (103,052)   $       (421,926)
  Net realized gain (loss) on:
    Investments.............................................        (5,114,179)        (13,433,292)
    Foreign currency transactions...........................            25,120             (81,954)
  Net change in unrealized appreciation on:
    Investments in equity securities........................         1,547,539           2,524,336
    Translation of short-term investments and other assets
     and liabilities denominated in foreign currency........             3,208               7,749
                                                                -------------     ---------------
  Net decrease in net assets resulting from operations......        (3,641,364)        (11,405,087)
                                                                -------------     ---------------
NET ASSETS:
  Beginning of period.......................................        49,106,271          60,511,358
                                                                -------------     ---------------
  End of period.............................................    $   45,464,907    $     49,106,271
                                                                =============     ===============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next
$30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

    Brokerage commissions of $9,422 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the six months ended April 30, 2003. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2003, there were no out-of-pocket expenses incurred by the Manager or the Adviser.

    At April 30, 2003, the Fund owed $18,243 to the Manager and the Manager informed the Fund that it owed the Adviser $10,946.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the six months ended April 30, 2003, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation, formerly The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 2003, DSTC and the Sub-Custodian earned $13,584 and $25,625, respectively, as compensation for custodial service to the Fund.

    At April 30, 2003, the Fund owed $10,000 and $2,016 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $2,747 payable to the Sub-Custodian.

    During the six months ended April 30, 2003, the Fund paid or accrued $26,281 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2003 was substantially the same as the cost of securities for financial statement purposes. At April 30, 2003, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $13,826,569 was composed of gross appreciation of $739,523 for those investments having an excess of value over cost, and gross depreciation of $14,566,092 for those investments having an excess of cost over value. For the six months ended April 30, 2003, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $17,627,374 and $17,305,156, respectively.

    At October 31, 2002, the Fund had a remaining capital loss carryover of $42,874,512, of which $6,264,639 expires in the year 2005, $16,909,841 expires in the year 2006, $6,225,150 expires in the year 2009 and $13,474,882 expires in the year 2010 available to offset future net capital gains.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at April 30, 2003, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                APRIL 30,               FOR THE YEARS ENDED OCTOBER 31,
                                                   2003       ----------------------------------------------------
                                               (UNAUDITED)      2002       2001       2000       1999       1998
                                               ------------   --------   --------   --------   --------   --------
Net asset value, beginning of period........     $ 4.54       $ 5.59     $ 8.35     $ 9.39     $ 6.08     $ 6.99
                                                 -------      -------    -------    -------    -------    -------
Net investment loss.........................      (0.01)       (0.04)     (0.04)     (0.04)     (0.01)     (0.01)
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................      (0.33)       (1.01)     (2.72)     (1.00)      3.32      (0.90)
                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations..................      (0.34)       (1.05)     (2.76)     (1.04)      3.31      (0.91)
                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period..............     $ 4.20       $ 4.54     $ 5.59     $ 8.35     $ 9.39     $ 6.08
                                                 =======      =======    =======    =======    =======    =======
Per share market value, end of period.......     $ 4.450      $ 4.150    $ 4.990    $ 7.063    $ 9.813    $ 6.875
                                                 =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of period................................       7.23 %     (16.83)%   (29.35)%   (28.02)%    42.73 %    (6.78)%
  Based on net asset value at beginning and
   end of period............................      (7.49)%     (18.78)%   (33.05)%   (11.08)%    54.44 %   (13.02)%
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................    $ 45.5        $ 49.1     $ 60.5     $ 90.3     $101.6     $ 65.8
  Ratios to average net assets of:
    Expenses................................       1.64 %*      1.44 %     1.12 %     0.96 %     1.08 %     1.19 %
    Net investment loss.....................      (0.42)%*     (0.74)%    (0.51)%    (0.48)%    (0.11)%    (0.13)%
  Portfolio turnover........................      36.26 %      76.19 %    63.39 %    61.91 %    58.70 %    52.07 %

---------------------------------------------------------------------------
  *  Annualized.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 2, 2003, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

    Election of two Class I Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2006.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
       CLASS I          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
Hiroshi Kimura          7,969,863       340,074
Martin J. Gruber        8,036,647       273,291

    In addition to the two Directors re-elected at the Meeting, Austin C. Dowling, David G. Harmer and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

    This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    - Applications and other forms you submit to us.

    - Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

----------------------------------------
BOARD OF DIRECTORS
Hiroshi Kimura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
--------------------------------------------
OFFICERS

Shunsuke Ichijo
PRESIDENT

John J. O'Keefe
VICE PRESIDENT AND TREASURER

Judy Runrun T. Kushner
SECRETARY

Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or represen-tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2003

                           -------------------------

                            [JAPAN EQUITY FUND LOGO]

                           -------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.